SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2004

SERVICE CORPORATION INTERNATIONAL

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction of incorporation)	(Commission file number)	(I. R. S. employer identification number)

1929 Allen Parkway, Houston, Texas	77019

(Address of principal executive offices)	(Zip code)

Registrant’s telephone numbers, including area code – (713) 522-5141

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Consent of PricewaterhouseCoopers LLP
Selected Financial Data
Management's Discussion and Analysis of Results
Consolidated Financial Statements
Ratio of Earnings to Fixed Charges

Item 8.01. Other Events

Service Corporation International (SCI or the Company) is filing this Current Report on Form 8-K to revise information that was previously reported in its Annual Report on Form 10-K for the year ended December 31, 2003 to reflect operations that have been classified as discontinued operations and to reflect certain accounting changes surrounding the Company’s insurance funded preneed contracts since the time of the filing of that Form 10-K. This Current Report on Form 8-K is limited to these revisions. No attempt has been made in this Form 8-K to modify or update other disclosures as presented in the original Form 10-K except as required to reflect the effects of the items described below.

The Company is filing the selected financial data for the five years ended December 31, 2003, consolidated financial statements as of December 31, 2003 and 2002 and for the three years ending December 31, 2003, the management’s discussion and analysis of results of operations and financial condition, the consolidated schedule of valuation and qualifying accounts, and ratios of earnings to fixed charges in order to reflect the impact of the discontinued operations and the accounting change surrounding the Company’s insurance funded preneed contracts.

Insurance Funded Preneed Insurance Contracts

The Company has changed its method of accounting for insurance funded preneed contracts as the Company has concluded that its insurance funded preneed funeral contracts are not assets and liabilities as defined by Statement of Financial Accounting Concepts No. 6, “Elements in Financial Statements.” Therefore, the Company has removed from its consolidated balance sheet amounts relating to insurance funded preneed funeral contracts previously recorded in Preneed funeral contracts, net and Deferred preneed funeral revenues. The removal of these amounts did not have an impact on the Company’s consolidated stockholders’ equity, results of operations or cash flows.

Discontinued Operations

In 1999, the Company began an initiative to identify and address non-strategic or underperforming businesses. As a result of this assessment, the Company committed to a plan in June 2004 to divest the existing funeral and cemetery operations in Argentina and Uruguay. The Company is actively marketing these operations and plans to have no continuing interest in these operations subsequent to the disposal of the Argentina and Uruguay businesses. As a result, the Company has classified these operations as discontinued operations for all periods presented.

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Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition – Item 7 only

99.3	Consolidated financial statements as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003

99.4	Ratio of Earnings to Fixed Charges

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 2, 2004	SERVICE CORPORATION INTERNATIONAL
	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Vice President and Corporate Controller

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Exhibit Index

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition — Item 7 only

99.3	Consolidated financial statements as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003

99.4	Ratio of Earnings to Fixed Charges